Restricted Cash	6 Months Ended
Jun. 30, 2023
Restricted Cash [Abstract]
Restricted Cash	Restricted Cash
Restricted cash is comprised of the following:

	June 30, 2023	December 31, 2022
(In $ millions)
Restricted cash relating to the issuance of guarantees	—	10.1
Restricted cash relating to other	—	0.4
Total restricted cash	—	10.5
Less: amounts included in current restricted cash	—	(2.5)
Non-current restricted cash	—	8.0
In April 2023, we entered into a facility with DNB Bank ASA to provide guarantees and letters of credit of up to $25.0 million collateralized by the rigs that secure the $175.0 million facility, enabling the Company to free up the restricted cash previously collateralized for guarantees and recognized as restricted cash.